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                                                              Exhibit 23.1

                      Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2280, No. 333-4652, and No. 333-46505) and in
the Prospectus constituting part of the registration statement on Form S-3 (No. 333-46503) of ADE Corporation of our report dated June 30, 1998 appearing on page F-1 of this Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
July 29, 1998